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                                                                 EXHIBIT 10.19

                                [Letterhead]

                                                   April 6, 1998

Ferris, Baker Watts, Incorporated
1720 Eye Street, N.W.
Washington, D.C. 20006

Dunn Computer Corporation
1306 Squire Court
Sterling, Virginia 20166

         Re:      Dunn Computer Corporation
                  Registration Statement on Form S-l
                  Registration No. 333-47631

Ladies and Gentlemen:

     The undersigned has been advised that Dunn Computer Corporation (the "Company"), is contemplating an underwritten public offering (the "Offering") of 3,250,000 shares of its common stock, $.001 par value per share (the "Common Stock"), pursuant to an Underwriting Agreement (the "Underwriting Agreement"), to be entered into with Ferris, Baker Watts, Incorporated (the "Underwriters") in connection with the Offering.

     In order to induce the Underwriters to enter into the Underwriting Agreement with the Company the undersigned, intending to be legally bound, hereby agrees that the undersigned and any entities through which the undersigned owns any shares of Common Stock, will not, without the prior written consent of the Underwriters, directly or indirectly, sell, offer, pledge, offer to sell, contract to sell, grant any option to purchase or otherwise transfer or dispose of (or announce any offer, sale, pledge, offer of sale, contract of sale, grant of an option to purchase or other transfer or disposition), any shares of Common Stock or any securities convertible into, exercisable or exchangeable for, shares of Common Stock for a period of 180 days from the effective date of the Registration Statement.

     The undersigned acknowledges that any sale, hypothecation or transfer of any securities of the Company in violation of this letter will be null and void. The undersigned acknowledges that it is impossible to measure the damages that will accrue to the Company by reason of a failure of the undersigned to comply with the provisions of this letter. Therefore, if the Company shall


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Ferris, Baker Watts, Incorporated
Dunn Computer Corporation
Page 2


institute any action or proceeding to enforce the provisions hereof, the undersigned agrees that the Company shall be entitled to injunctive relief, and the undersigned waives, and shall not allege, any claim or defense to such action or proceeding, including, without limitation, any claim or defense that the undersigned has an adequate remedy at law.


     Notwithstanding the foregoing, if the undersigned is an individual, the undersigned may transfer any securities of the Company either during the undersigned's lifetime or upon death by will or intestacy to immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of the undersigned's immediate family; provided, however, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this letter, and there shall be no further transfer of such securities except in accordance with this letter. For purposes of this paragraph, "immediate family" shall mean spouse, former spouse, lineal descendant, father, mother, brother or sister of the undersigned.

     This letter shall have no further force or effect if the Underwriting Agreement is not entered into on or prior to June 30, 1998 or, if the Underwriting Agreement is entered into, if it shall be terminated pursuant to
Section 11 thereof.

                                Very truly yours,

                                By:
                                  -----------------------------
                                  (print or type name)



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Ferris, Baker Watts, Incorporated
Dunn Computer Corporation
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                         Schedule of Lock-up Agreements

Thomas P. Dunne
John D. Vazanna
Claudia N. Dunne
George D. Fuster
D. Oscar Fuster
E. A. Burkhalter, Jr.
Daniel Sinnott
Steve Salmon
John Signorello
Timothy McNamee
Damon Testaverde
William Hunt
Richard Hunt
Network 1 Financial Securities, Inc.